Document and Entity Information	9 Months Ended
Oct. 25, 2010
Document and Entity Information [Abstract]
Document type	8-K
Document period end date	2010-10-25
Amendment flag	false
Entity registrant name	UNION PACIFIC CORPORATION
Entity central index key	0000100885

Consolidated Statements of Income (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Operating revenues [Abstract]
Freight revenues	$ 13,373	$ 17,118	$ 15,486
Other revenues	770	852	797
Total operating revenues	14,143	17,970	16,283
Operating expenses [Abstract]
Compensation and benefits	4,063	4,457	4,526
Fuel	1,763	3,983	3,104
Purchased services and materials	1,644	1,928	1,885
Depreciation	1,427	1,366	1,303
Equipment and other rents	1,180	1,326	1,368
Other	687	840	733
Total operating expenses	10,764	13,900	12,919
Operating income	3,379	4,070	3,364
Other income (Note 7)	195	92	116
Interest expense	(600)	(511)	(482)
Income before income taxes	2,974	3,651	2,998
Income taxes (Note 8)	(1,084)	(1,316)	(1,150)
Net income	$ 1,890	$ 2,335	$ 1,848
Share and Per Share (Notes 9) [Abstract]
Earnings per share - basic	$ 3.76	$ 4.57	$ 3.47
Earnings per share - diluted	$ 3.74	$ 4.53	$ 3.44
Weighted average number of shares - basic	503	510.6	531.9
Weighted average number of shares - diluted	505.8	515	536.8
Dividends declared per share	$ 1.08	$ 0.98	$ 0.745

Consolidated Statements of Financial Position (USD $) In Millions	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008
Current assets [Abstract]
Cash and cash equivalents	$ 1,850	$ 1,249
Accounts receivable	666	594
Materials and supplies	475	450
Current deferred income taxes (Note 8)	339	276
Other current assets	350	244
Total current assets	3,680	2,813
Investments	1,036	974
Net properties (Note 11)	37,202	35,488
Other assets	266	234
Total assets	42,184	39,509
Current liabilities [Abstract]
Accounts payable and other current liabilities (Note 12)	2,470	2,560
Debt due within one year (Note 14)	212	320
Total current liabilities	2,682	2,880
Debt due after one year (Note 14)	9,636	8,607
Deferred income taxes (Note 8)	11,044	10,201
Other long-term liabilities	2,021	2,506
Commitments and contingencies (Note 16)
Total liabilities	25,383	24,194
Common shareholders' equity (Note 4) [Abstract]
Common shares, $2.50 par value, 800,000,000 authorized; 553,497,981 and 552,775,812 issued; 505,039,952 and 503,225,705 outstanding, respectively	1,384	1,382
Paid-in-surplus	3,968	3,949
Retained earnings	15,027	13,681
Treasury stock	(2,924)	(2,993)
Accumulated other comprehensive loss (Note 10)	(654)	(704)
Total common shareholders' equity	16,801	15,315
Total liabilities and common shareholders' equity	$ 42,184	$ 39,509

Consolidated Statements of Financial Position (Parentheticals) (USD $)	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Financial Position Parentheticals [Abstract]
Common shares, par value	$ 2.5	$ 2.5
Common shares authorized	800,000,000	800,000,000
Common shares issued	553,497,981	552,775,812
Common shares outstanding	505,039,952	503,225,705

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Operating Activities [Abstract]
Net income	$ 1,890	$ 2,335	$ 1,848
Adjustments to reconcile net income to cash provided by operating activities [Abstract]
Depreciation	1,427	1,366	1,303
Deferred income taxes and unrecognized tax benefits	718	545	328
Net gain on non-operating asset dispositions	(162)	(41)	(52)
Other operating activities, net	(376)	89	(207)
Changes in Current Assets and Liabilities [Abstract]
Accounts receivable, net.	(72)	38	47
Materials and supplies.	(25)	3	(58)
Other current assets.	(106)	51	(104)
Accounts payable and other current liabilities	(90)	(342)	143
Cash provided by operating activities	3,204	4,044	3,248
Investing Activities [Abstract]
Capital investments	(2,354)	(2,754)	(2,467)
Proceeds from asset sales	187	93	122
Acquisition of equipment pending financing	(100)	(388)	(621)
Proceeds from sale of assets financed	100	388	621
Other investing activities, net	22	(77)	(52)
Cash used in investing activities	(2,145)	(2,738)	(2,397)
Financing Activities [Abstract]
Debt issued	843	2,257	1,581
Common share repurchases (Note 17)	0	(1,609)	(1,375)
Debt repaid	(871)	(1,208)	(792)
Dividends paid	(544)	(481)	(364)
Other financing activities, net	114	106	150
Cash used in financing activities	(458)	(935)	(800)
Net change in cash and cash equivalents	601	371	51
Cash and cash equivalents at beginning of year	1,249	878	827
Cash and cash equivalents at end of year	1,850	1,249	878
Non-cash investing and financing activities [Abstract]
Capital lease financings	842	175	82
Cash dividends declared but not yet paid	132	132	112
Capital investments accrued but not yet paid	96	93	126
Settlement of current liabilities for debt	14	0	0
Common shares repurchased but not yet paid	0	0	82
Cash paid during the year for [Abstract]
Interest, net of amounts capitalized	(578)	(500)	(467)
Income taxes, net of refunds	$ (452)	$ (699)	$ (839)

Consolidated Statements of Changes in Common Shareholders' Equity (USD $) In Millions	Common Stock (units) [Member]	Treasury Stock (units) [Member]	Common Stock [Member]	Paid-in-Surplus [Member]	Retained Earnings [Member]	Treasury Stock [Member]	Accumulated Other Comprehensive Loss (Note 10) [Member]	Total
Stockholders' equity prior to cumulative effect (Note 4), beginning balance at Dec. 31, 2006			$ 1,381	$ 3,943	$ 10,517	$ (394)	$ (142)	$ 15,305
Common shares (Note 4), beginning balance at Dec. 31, 2006	551.9	(11.6)
Cumulative effect of change in accounting principle (Note 3)			0	0	(122)	0	0	(122)
Comprehensive income [Abstract]
Net income			0	0	1,848	0	0	1,848
Other comp. income/(loss)			0	0	0	0	68	68
Total comp. income (Note 10)			0	0	1,848	0	68	1,916
Conversion, stock option exercises, forfeitures, and other			0	(17)	0	227	0	210
Conversion, stock option exercises, forfeitures, and other (shares)	0.4	6.2
Share repurchases (Note 17)			0	0	0	(1,457)	0	(1,457)
Share repurchases (shares) (Note 17)	0	(25.2)
Cash dividends declared			0	0	(396)	0	0	(396)
Stockholders' equity (Note 4), ending balance at Dec. 31, 2007			1,381	3,926	11,847	(1,624)	(74)	15,456
Common shares (Note 4), ending balance at Dec. 31, 2007	552.3	(30.6)
Comprehensive income [Abstract]
Net income			0	0	2,335	0	0	2,335
Other comp. income/(loss)			0	0	0	0	(630)	(630)
Total comp. income (Note 10)					2,335		(630)	1,705
Conversion, stock option exercises, forfeitures, and other			1	23	0	158	0	182
Conversion, stock option exercises, forfeitures, and other (shares)	0.5	3.2
Share repurchases (Note 17)			0	0	0	(1,527)	0	(1,527)
Share repurchases (shares) (Note 17)	0	(22.2)
Cash dividends declared			0	0	(501)	0	0	(501)
Stockholders' equity (Note 4), ending balance at Dec. 31, 2008			1,382	3,949	13,681	(2,993)	(704)	15,315
Common shares (Note 4), ending balance at Dec. 31, 2008	552.8	(49.6)
Comprehensive income [Abstract]
Net income			0	0	1,890	0	0	1,890
Other comp. income/(loss)			0	0	0	0	50	50
Total comp. income (Note 10)			0	0	1,890	0	50	1,940
Conversion, stock option exercises, forfeitures, and other			2	19	0	69	0	90
Conversion, stock option exercises, forfeitures, and other (shares)	0.7	1.1
Share repurchases (Note 17)			0	0	0	0	0	0
Share repurchases (shares) (Note 17)	0	0
Cash dividends declared			0	0	(544)	0	0	(544)
Stockholders' equity (Note 4), ending balance at Dec. 31, 2009			$ 1,384	$ 3,968	$ 15,027	$ (2,924)	$ (654)	$ 16,801
Common shares (Note 4), ending balance at Dec. 31, 2009	553.5	(48.5)

Consolidated Statements of Changes in Common Shareholders' Equity (Parentheticals) (USD $)	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Cash dividends [Abstract]
Dividends declared per share.	$ 1.08	$ 0.98	$ 0.745

Nature Of Operations	12 Months Ended
Dec. 31, 2009
Nature of Operations [Abstract]
Nature of Operations [Text Block]

For purposes of this report, unless the context otherwise requires, all references herein to the “Corporation”, “UPC”, “we”, “us”, and “our” mean Union Pacific Corporation and its subsidiaries, including Union Pacific Railroad Company, which will be separately referred to herein as “UPRR” or the “Railroad”.

1. Nature of Operations

Operations and Segmentation – We are a Class I railroad that operates in the United States. We have 32,094 route miles, linking Pacific Coast and Gulf Coast ports with the Midwest and eastern United States gateways and providing several corridors to key Mexican gateways. We serve the western two-thirds of the country and maintain coordinated schedules with other rail carriers for the handling of freight to and from the Atlantic Coast, the Pacific Coast, the Southeast, the Southwest, Canada, and Mexico. Export and import traffic is moved through Gulf Coast and Pacific Coast ports and across the Mexican and Canadian borders.

The Railroad, along with its subsidiaries and rail affiliates, is our one reportable operating segment. Although revenues are analyzed by commodity group, we analyze the net financial results of the Railroad as one segment due to the integrated nature of our rail network. The following table provides revenue by commodity group:

Millions of Dollars	2009	2008	2007
Agricultural	$2,666	$3,174	$2,605
Automotive	854	1,344	1,458
Chemicals	2,102	2,494	2,287
Energy	3,118	3,810	3,134
Industrial Products	2,147	3,273	3,077
Intermodal	2,486	3,023	2,925
Total freight revenues	$13,373	$17,118	$15,486
Other revenues	770	852	797
Total operating revenues	$14,143	$17,970	$16,283

Although our revenues are principally derived from customers domiciled in the United States, the ultimate points of origination or destination for some products transported are outside the United States.

Basis of Presentation – The Consolidated Financial Statements are presented in accordance with accounting principles generally accepted in the United States of America (GAAP) as codified in the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC).

Subsequent Events Evaluation – We evaluated the effects of all subsequent events through February 5, 2010, the date of this report, which is concurrent with the date we file this report with the U.S. Securities and Exchange Commission (SEC).

Significant Accounting Policies	12 Months Ended
Dec. 31, 2009
Significant Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]

2. Significant Accounting Policies

Principles of Consolidation – The Consolidated Financial Statements include the accounts of Union Pacific Corporation and all of its subsidiaries. Investments in affiliated companies (20% to 50% owned) are accounted for using the equity method of accounting. All intercompany transactions are eliminated. We currently have no less than majority-owned investments that require consolidation under variable interest entity requirements.

Cash and Cash Equivalents – Cash equivalents consist of investments with original maturities of three months or less.

Investments – Investments represent our investments in affiliated companies (20% to 50% owned) that are accounted for under the equity method of accounting and investments in companies (less than 20% owned) accounted for under the cost method of accounting.

Materials and Supplies – Materials and supplies are carried at the lower of average cost or market.

Property and Depreciation – See Note 11.

Impairment of Long-lived Assets – We review long-lived assets, including identifiable intangibles, for impairment when events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If impairment indicators are present and the estimated future undiscounted cash flows are less than the carrying value of the long-lived assets, the carrying value is reduced to the estimated fair value as measured by the discounted cash flows.

Revenue Recognition – We recognize freight revenues on a percentage-of-completion basis as freight moves from origin to destination. The allocation of revenue between reporting periods is based on the relative transit time in each reporting period with expenses recognized as incurred. Other revenues are recognized as service is performed or contractual obligations are met. Customer incentives, which are primarily provided for shipping a specified cumulative volume or shipping to/from specific locations, are recorded as a reduction to operating revenues based on actual or projected future customer shipments.

Translation of Foreign Currency – Our portion of the assets and liabilities related to foreign investments are translated into U.S. dollars at the exchange rates in effect at the balance sheet date. Revenue and expenses are translated at the average rates of exchange prevailing during the year. Unrealized gains or losses are reflected within common shareholders' equity as accumulated other comprehensive income or loss.

Financial Instruments – The carrying value of our non-derivative financial instruments approximates fair value. The fair value of our derivative financial instruments is generally determined by reference to market values as quoted by recognized dealers or developed based upon the present value of expected future cash flows.

We periodically use derivative financial instruments, for other than trading purposes, to manage risk related to changes in fuel prices and interest rates.

Fair Value Measurements – We use a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. These levels include:

Level 1: Quoted market prices in active markets for identical assets or liabilities.

Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.

Level 3: Unobservable inputs that are not corroborated by market data.

We have applied fair value measurements to our pension plan assets (see Note 6) and to our interest rate fair value hedges (see Note 13).

Stock-Based Compensation – We have several stock-based compensation plans under which employees and non-employee directors receive stock options, nonvested retention shares, and nonvested stock units. We refer to the nonvested shares and stock units collectively as “retention awards”. We have elected to issue treasury shares to cover option exercises and stock unit vestings, while new shares are issued when retention shares vest.

We measure and recognize compensation expense for all stock-based awards made to employees and directors, including stock options. Compensation expense is based on the calculated fair value of the awards as measured at the grant date and is expensed ratably over the service period of the awards (generally the vesting period). The fair value of retention awards is the closing stock price on the date of grant, while the fair value of stock options is determined by using the Black-Scholes option pricing model.

Information regarding stock-based compensation appears in the table below:

Millions of Dollars	2009	2008	2007
Stock-based compensation, before tax:
Stock options	$19	$25	$21
Retention awards	39	40	23
Total stock-based compensation, before tax	$58	$65	$44
Total stock-based compensation, after tax	$36	$40	$27
Excess tax benefits from equity compensation plans	$10	$54	$76

Earnings Per Share – Basic earnings per share are calculated on the weighted-average number of common shares outstanding during each period. Diluted earnings per share include shares issuable upon exercise of outstanding stock options and stock-based awards where the conversion of such instruments would be dilutive.

Use of Estimates – Our Consolidated Financial Statements include estimates and assumptions regarding certain assets, liabilities, revenue, and expenses and the disclosure of certain contingent assets and liabilities. Actual future results may differ from such estimates.

Income Taxes – We account for income taxes by recording taxes payable or refundable for the current year and deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in our financial statements or tax returns. These expected future tax consequences are measured based on current tax law; the effects of future changes in tax laws are not anticipated. Future tax law changes, such as a change in the corporate tax rate, could have a material impact on our financial condition, results of operations, or liquidity.

When appropriate, we record a valuation allowance against deferred tax assets to reflect that these tax assets may not be realized. In determining whether a valuation allowance is appropriate, we consider whether it is more likely than not that all or some portion of our deferred tax assets will not be realized, based on management's judgments using available evidence about future events.

At times, we may claim tax benefits that may be challenged by a tax authority. We recognize tax benefits only for tax positions that are more likely than not to be sustained upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely to be realized upon settlement. A liability for “unrecognized tax benefits” is recorded for any tax benefits claimed in our tax returns that do not meet these recognition and measurement standards.

Pension and Postretirement Benefits – We incur certain employment-related expenses associated with pensions and postretirement health benefits. In order to measure the expense associated with these benefits, we must make various assumptions including discount rates used to value certain liabilities, expected return on plan assets used to fund these expenses, salary increases, employee turnover rates, anticipated mortality rates, and expected future healthcare costs. The assumptions used by us are based on our historical experience as well as current facts and circumstances. We use third-party actuaries to assist us in properly measuring the expense and liability associated with these benefits.

Personal Injury – The cost of injuries to employees and others on our property is charged to expense based on estimates of the ultimate cost and number of incidents each year. We use third-party actuaries to assist us in properly measuring the expense and liability. Our personal injury liability is discounted to present value using applicable U.S. Treasury rates. Legal fees and incidental costs are expensed as incurred.

Asbestos – We estimate a liability for asserted and unasserted asbestos-related claims based on an assessment of the number and value of those claims. We use an external consulting firm to assist us in properly measuring our potential liability. Our liability for asbestos-related claims is not discounted to present value due to the uncertainty surrounding the timing of future payments. Legal fees and incidental costs are expensed as incurred.

Environmental – When environmental issues have been identified with respect to property currently or formerly owned, leased, or otherwise used in the conduct of our business, we and our consultants perform environmental assessments on such property. We expense the cost of the assessments as incurred. We accrue the cost of remediation where our obligation is probable and such costs can be reasonably estimated. We do not discount our environmental liabilities when the timing of the anticipated cash payments is not fixed or readily determinable. Legal fees and incidental costs are expensed as incurred.

Change In Accounting Principle	12 Months Ended
Dec. 31, 2009
Change in Accounting Principle [Abstract]
Change in Accounting Principle [Text Block]

3. Change in Accounting Principle – We historically accounted for rail grinding costs as a capital asset. Effective January 1, 2010, we changed our accounting policy for rail grinding costs from a capitalization method, under which we capitalized the costs of rail grinding and depreciated such capitalized costs, to a direct expense method, under which we expense rail grinding costs as incurred. The expense as incurred method is preferable, as it eliminates the subjectivity in determining the period of benefit associated with rail grinding over which to depreciate the associated capitalized costs. We reflected this change as a change in accounting principle from an acceptable accounting principle to a preferable accounting principle. The application of this preferable accounting principle is presented retrospectively to all periods presented.

The effects of the adjustments from 1992 (the year we started capitalizing rail grinding) to January 1, 2008 resulted in an adjustment to decrease net properties, deferred income taxes, and shareholders' equity by  $208 million,  $79 million, and  $129 million, respectively.

The following tables show the effects of the change in our policy for rail grinding costs on the Consolidated Financial Statements:

Consolidated Statements of Income
Millions of Dollars, Except Per Share Amounts, For the Year Ended December 31, 2009	As Originally Reported	Impact of Adjustment	As Adjusted
Purchased services and materials	$1,614	$30	$1,644
Depreciation	$1,444	$(17)	$1,427
Total operating expenses	$10,751	$13	$10,764
Operating income	$3,392	$(13)	$3,379
Income before income taxes	$2,987	$(13)	$2,974
Income taxes	$(1,089)	$5	$(1,084)
Net income	$1,898	$(8)	$1,890
Earnings per share - basic	$3.77	$(0.01)	$3.76
Earnings per share - diluted	$3.75	$(0.01)	$3.74

Millions of Dollars, Except Per Share Amounts, For the Year Ended December 31, 2008	As Originally Reported	Impact of Adjustment	As Adjusted
Purchased services and materials	$1,902	$26	$1,928
Depreciation	$1,387	$(21)	$1,366
Total operating expenses	$13,895	$5	$13,900
Operating income	$4,075	$(5)	$4,070
Income before income taxes	$3,656	$(5)	$3,651
Income taxes	$(1,318)	$2	$(1,316)
Net income	$2,338	$(3)	$2,335
Earnings per share - basic	$4.58	$(0.01)	$4.57
Earnings per share - diluted	$4.54	$(0.01)	$4.53

Millions of Dollars, Except Per Share Amounts, For the Year Ended December 31, 2007	As Originally Reported	Impact of Adjustment	As Adjusted
Purchased services and materials	$1,856	$29	$1,885
Depreciation	$1,321	$(18)	$1,303
Total operating expenses	$12,908	$11	$12,919
Operating income	$3,375	$(11)	$3,364
Income before income taxes	$3,009	$(11)	$2,998
Income taxes	$(1,154)	$4	$(1,150)
Net income	$1,855	$(7)	$1,848
Earnings per share - basic (Note 4)	$3.49	$(0.02)	$3.47
Earnings per share - diluted (Note 4)	$3.46	$(0.02)	$3.44

Consolidated Statements of Financial Position
Millions of Dollars, December 31, 2009	As Originally Reported	Impact of Adjustment	As Adjusted
Net properties	$37,428	$(226)	$37,202
Total assets	$42,410	$(226)	$42,184
Deferred income taxes	$11,130	$(86)	$11,044
Total liabilities	$25,469	$(86)	$25,383
Retained earnings	$15,167	$(140)	$15,027
Total common shareholders' equity	$16,941	$(140)	$16,801
Total liabilities and common shareholders' equity	$42,410	$(226)	$42,184

Millions of Dollars, December 31, 2008	As Originally Reported	Impact of Adjustment	As Adjusted
Net properties	$35,701	$(213)	$35,488
Total assets	$39,722	$(213)	$39,509
Deferred income taxes	$10,282	$(81)	$10,201
Total liabilities	$24,275	$(81)	$24,194
Retained earnings	$13,813	$(132)	$13,681
Total common shareholders' equity	$15,447	$(132)	$15,315
Total liabilities and common shareholders' equity	$39,722	$(213)	$39,509

Consolidated Statements of Cash Flows
Millions of Dollars, For the Year Ended December 31, 2009	As Originally Reported	Impact of Adjustment	As Adjusted
Net income	$1,898	$(8)	$1,890
Depreciation	$1,444	$(17)	$1,427
Deferred income taxes and unrecognized tax benefits	$723	$(5)	$718
Cash provided by operating activities	$3,234	$(30)	$3,204
Capital investments	$(2,384)	$30	$(2,354)
Cash used in investing activities	$(2,175)	$30	$(2,145)

Millions of Dollars, For the Year Ended December 31, 2008	As Originally Reported	Impact of Adjustment	As Adjusted
Net income	$2,338	$(3)	$2,335
Depreciation	$1,387	$(21)	$1,366
Deferred income taxes and unrecognized tax benefits	$547	$(2)	$545
Cash provided by operating activities	$4,070	$(26)	$4,044
Capital investments	$(2,780)	$26	$(2,754)
Cash used in investing activities	$(2,764)	$26	$(2,738)

Millions of Dollars, For the Year Ended December 31, 2007	As Originally Reported	Impact of Adjustment	As Adjusted
Net income	$1,855	$(7)	$1,848
Depreciation	$1,321	$(18)	$1,303
Deferred income taxes and unrecognized tax benefits	$332	$(4)	$328
Cash provided by operating activities	$3,277	$(29)	$3,248
Capital investments	$(2,496)	$29	$(2,467)
Cash used in investing activities	$(2,426)	$29	$(2,397)

Stock Split	12 Months Ended
Dec. 31, 2009
Stock Split [Abstract]
Stock Split [Text Block]

4. Stock Split

On May 28, 2008, we completed a two-for-one stock split, effected in the form of a 100% stock dividend. The stock split entitled all shareholders of record at the close of business on May 12, 2008, to receive one additional share of our common stock, par value  $2.50 per share, for each share of common stock held on that date. All references to common shares and per share amounts have been restated to reflect the stock split for all periods presented.

Stock Options And Other Stock Plans	12 Months Ended
Dec. 31, 2009
Stock Options and Other Stock Plans [Abstract]
Stock Options and Other Stock Plans [Text Block]

5. Stock Options and Other Stock Plans

We have 100,962 options outstanding under the 1993 Stock Option and Retention Stock Plan of Union Pacific Corporation (1993 Plan). There are 7,140 restricted shares outstanding under the 1992 Restricted Stock Plan for Non-Employee Directors of Union Pacific Corporation. We no longer grant options or awards of retention shares and units under these plans.

In April 2000, the shareholders approved the Union Pacific Corporation 2000 Directors Plan (Directors Plan) whereby 1,100,000 shares of our common stock were reserved for issuance to our non-employee directors. Under the Directors Plan, each non-employee director, upon his or her initial election to the Board of Directors, receives a grant of 2,000 shares of retention shares or retention stock units. Prior to December 31, 2007, each non-employee director received annually an option to purchase at fair value a number of shares of our common stock, not to exceed 10,000 shares during any calendar year, determined by dividing 60,000 by 1/3 of the fair market value of one share of our common stock on the date of such Board of Directors meeting, with the resulting quotient rounded up or down to the nearest 50 shares. As of December 31, 2009, 18,000 restricted shares were outstanding under the Directors Plan and 292,000 options were outstanding under the Directors Plan.

The Union Pacific Corporation 2001 Stock Incentive Plan (2001 Plan) was approved by the shareholders in April 2001. The 2001 Plan reserved 24,000,000 shares of our common stock for issuance to eligible employees of the Corporation and its subsidiaries in the form of non-qualified options, incentive stock options, retention shares, stock units, and incentive bonus awards. Non-employee directors were not eligible for awards under the 2001 Plan. As of December 31, 2009, 3,366,230 options were outstanding under the 2001 Plan. We no longer grant any stock options or other stock or unit awards under this plan.

The Union Pacific Corporation 2004 Stock Incentive Plan (2004 Plan) was approved by shareholders in April 2004. The 2004 Plan reserved 42,000,000 shares of our common stock for issuance, plus any shares subject to awards made under the 2001 Plan and the 1993 Plan that were outstanding on April 16, 2004, and became available for regrant pursuant to the terms of the 2004 Plan. Under the 2004 Plan, non-qualified options, stock appreciation rights, retention shares, stock units, and incentive bonus awards may be granted to eligible employees of the Corporation and its subsidiaries. Non-employee directors are not eligible for awards under the 2004 Plan. As of December 31, 2009, 8,939,710 options and 3,778,997 retention shares and stock units were outstanding under the 2004 Plan.

Pursuant to the above plans 33,559,150; 36,961,123; and 38,601,728 shares of our common stock were authorized and available for grant at December 31, 2009, 2008, and 2007, respectively.

Stock Options – We estimate the fair value of our stock option awards using the Black-Scholes option pricing model. Groups of employees and non-employee directors that have similar historical and expected exercise behavior are considered separately for valuation purposes. The table below shows the annual weighted-average assumptions used for valuation purposes:

Weighted-Average Assumptions	2009	2008	2007
Risk-free interest rate	1.9%	2.8%	4.9%
Dividend yield	2.3%	1.4%	1.4%
Expected life (years)	5.1	5.3	4.7
Volatility	31.3%	22.2%	20.9%
Weighted-average grant-date fair value of options granted	$11.33	$13.35	$11.19

The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant; the dividend yield is calculated as the ratio of dividends paid per share of common stock to the stock price on the date of grant; the expected life is based on historical and expected exercise behavior; and volatility is based on the historical volatility of our stock price over the expected life of the option.

A summary of stock option activity during 2009 is presented below:

	Shares (thous.)	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Term	Aggregate Intrinsic Value (millions)
Outstanding at January 1, 2009	11,983	$40.81	5.6 yrs.	$108
Granted	1,865	47.28	N/A	N/A
Exercised	(1,130)	34.86	N/A	N/A
Forfeited or expired	(19)	57.06	N/A	N/A
Outstanding at December 31, 2009	12,699	$42.27	5.5 yrs.	$275
Vested or expected to vest	12,599	$42.19	5.5 yrs.	$274
at December 31, 2009
Options exercisable at December 31, 2009	9,385	$38.84	4.4 yrs.	$235

Stock options are granted at the closing price on the date of grant, have ten-year contractual terms, and vest no later than three years from the date of grant. None of the stock options outstanding at December 31, 2009 are subject to performance or market-based vesting conditions.

At December 31, 2009, there was  $22 million of unrecognized compensation expense related to nonvested stock options, which is expected to be recognized over a weighted-average period of 1.2 years. Additional information regarding stock option exercises appears in the table below:

Millions of Dollars	2009	2008	2007
Intrinsic value of stock options exercised	$29	$169	$208
Cash received from option exercises	39	83	132
Treasury shares repurchased for employee payroll taxes	(8)	(28)	(61)
Tax benefit realized from option exercises	11	63	78
Aggregate grant-date fair value of stock options vested	29	21	11

Retention Awards – The fair value of retention awards is based on the closing price of the stock on the grant date. Dividends and dividend equivalents are paid to participants during the vesting periods.

Changes in our retention awards during 2009 were as follows:

	Shares (thous.)	Weighted-Average Grant-Date Fair Value
Nonvested at January 1, 2009	2,015	$49.39
Granted	988	47.43
Vested	(243)	32.84
Forfeited	(41)	51.58
Nonvested at December 31, 2009	2,719	$50.13

Retention awards are granted at no cost to the employee or non-employee director and vest over periods lasting up to four years. At December 31, 2009, there was  $64 million of total unrecognized compensation expense related to nonvested retention awards, which is expected to be recognized over a weighted-average period of 1.8 years.

Performance Retention Awards – In February 2009, our Board of Directors approved performance stock unit grants. Other than different performance targets, the basic terms of these performance stock units are identical to those granted in January 2007 and 2008, including using annual return on invested capital (ROIC) as the performance measure. Additionally, a change was made to an underlying assumption used in connection with calculating a component of ROIC. A lower discount rate (an assumed interest rate) will be used in both the numerator and denominator when calculating the present value of our future operating lease payments to reflect changes to interest rates and our financing costs. This rate will be consistent with the methodology used to calculate our adjusted debt-to-capital ratio. We will use this new discount rate to calculate ROIC in connection with determining awards of performance stock units granted in 2009. For performance stock units granted in 2007 and 2008, we will continue calculating ROIC with the methodology and assumptions in effect when the performance stock units were granted. See calculation of ROIC in Management's Discussion and Analysis of Financial Condition and Results of Operations – Other Operating/Performance and Financial Statistics – Return on Invested Capital as Adjusted (ROIC), Item 7.

Stock units awarded to selected employees under these grants are subject to continued employment for 37 months and the attainment of certain levels of ROIC. We expense the fair value of the units that are probable of being earned based on our forecasted ROIC over the 3-year performance period. We measure the fair value of these performance stock units based upon the closing price of the underlying common stock as of the date of grant, reduced by the present value of estimated future dividends. Dividend equivalents are paid to participants only after the units are earned.

The assumptions used to calculate the present value of estimated future dividends related to the February 2009 grant were as follows:

2009
Dividend per share per quarter	$0.27
Risk-free interest rate at date of grant	1.9%

Changes in our performance retention awards during 2009 were as follows:

	Shares (thous.)	Weighted-Average Grant-Date Fair Value
Nonvested at January 1, 2009	873	$50.70
Granted	449	47.28
Vested	(240)	43.23
Forfeited	(22)	53.86
Nonvested at December 31, 2009	1,060	$50.88

At December 31, 2009, there was  $22 million of total unrecognized compensation expense related to nonvested performance retention awards, which is expected to be recognized over a weighted-average period of 1.3 years. A portion of this expense is subject to achievement of the ROIC levels established for the performance stock unit grants.

Retirement Plans	12 Months Ended
Dec. 31, 2009
Retirement Plans [Abstract]
Retirement Plans [Text Block]

6. Retirement Plans

Pension and Other Postretirement Benefits

Pension Plans – We provide defined benefit retirement income to eligible non-union employees through qualified and non-qualified (supplemental) pension plans. Qualified and non-qualified pension benefits are based on years of service and the highest compensation during the latest years of employment, with specific reductions made for early retirements.

Other Postretirement Benefits (OPEB) – We provide defined contribution medical and life insurance benefits for eligible retirees. These benefits are funded as medical claims and life insurance premiums are paid.

Plan Amendment

Effective January 1, 2010, Medicare-eligible retirees who are enrolled in the Union Pacific Retiree Medical Program will receive a contribution to a Health Reimbursement Account, which can be used to pay eligible out-of-pocket medical expenses. The impact of the plan amendment is reflected in the projected benefit obligation (PBO) at December 31, 2009.

Funded Status

We are required by GAAP to separately recognize the overfunded or underfunded status of our pension and OPEB plans as an asset or liability. The funded status represents the difference between the PBO and the fair value of the plan assets. The PBO is the present value of benefits earned to date by plan participants, including the effect of assumed future salary increases. The PBO of the OPEB plan is equal to the accumulated benefit obligation, as the present value of the OPEB liabilities is not affected by salary increases. Plan assets are measured at fair value. We use a December 31 measurement date for plan assets and obligations for all our retirement plans.

Changes in our PBO and plan assets are as follows for the years ended December 31:

Funded Status	Pension		OPEB
Millions of Dollars	2009	2008	2009	2008
Projected Benefit Obligation
Projected benefit obligation at beginning of year	$2,272	$2,112	$418	$326
Service cost	38	34	2	3
Interest cost	140	137	18	24
Plan amendments	-	-	(78)	(9)
Actuarial loss (gain)	140	132	(21)	101
Gross benefits paid	(142)	(143)	(25)	(27)
Projected benefit obligation at end of year	$2,448	$2,272	$314	$418
Plan Assets
Fair value of plan assets at beginning of year	$1,543	$2,058	$-	$-
Actual return on plan assets	350	(592)	-	-
Voluntary funded pension plan contributions	280	200	-	-
Other funded pension plan contributions	-	8	-	-
Non-qualified plan benefit contributions	13	12	25	27
Gross benefits paid	(142)	(143)	(25)	(27)
Fair value of plan assets at end of year	$2,044	$1,543	$-	$-
Funded status at end of year	$(404)	$(729)	$(314)	$(418)

Amounts recognized in the statement of financial position as of December 31, 2009 and 2008 consist of:

	Pension		OPEB
Millions of Dollars	2009	2008	2009	2008
Noncurrent assets	$1	$-	$-	$-
Current liabilities	(13)	(12)	(28)	(30)
Noncurrent liabilities	(392)	(717)	(286)	(388)
Net amounts recognized at end of year	$(404)	$(729)	$(314)	$(418)

Pre-tax amounts recognized in accumulated other comprehensive income/(loss) as of December 31, 2009 consist of:

Millions of Dollars	Pension	OPEB	Total
Prior service (cost)/credit	$(7)	$146	$139
Net actuarial loss	(942)	(140)	(1,082)
Total	$(949)	$6	$(943)

Pre-tax amounts recognized in accumulated other comprehensive income/(loss) as of December 31, 2008 consist of:

Millions of Dollars	Pension	OPEB	Total
Prior service (cost)/credit	$(12)	$111	$99
Net actuarial loss	(1,023)	(172)	(1,195)
Total	$(1,035)	$(61)	$(1,096)

Other pre-tax changes recognized in other comprehensive income during 2009, 2008 and 2007 were as follows:

	Pension			OPEB
Millions of Dollars	2009	2008	2007	2009	2008	2007
Prior service credit	$-	$-	$-	$(78)	$(9)	$(10)
Net actuarial (gain)/loss	(51)	875	(73)	(21)	101	(32)
Amortization of:
Prior service cost/(credit)	(5)	(6)	(6)	44	34	33
Actuarial loss	(30)	(10)	(18)	(12)	(13)	(8)
Total	$(86)	$859	$(97)	$(67)	$113	$(17)

Amounts included in accumulated other comprehensive income expected to be amortized into net periodic cost (benefit) during 2010:

Millions of Dollars	Pension	OPEB	Total
Prior service cost (credit)	$4	$(44)	$(40)
Net actuarial loss	43	13	56
Total	$47	$(31)	$16

Underfunded Accumulated Benefit Obligation – The accumulated benefit obligation (ABO) is the present value of benefits earned to date, assuming no future salary growth. The underfunded accumulated benefit obligation represents the difference between the ABO and the fair value of plan assets. At December 31, 2008, the only pension plan that was underfunded was our non-qualified (supplemental) plan, which is not funded by design. At December 31, 2009, the non-qualified (supplemental) plan ABO was  $229 million. The PBO, ABO, and fair value of plan assets for pension plans with accumulated benefit obligations in excess of the fair value of the plan assets were as follows for the years ended December 31:

Underfunded Accumulated Benefit Obligation
Millions of Dollars	2009	2008
Projected benefit obligation	$(2,431)	$(2,272)
Accumulated benefit obligation	$(2,389)	$(2,201)
Fair value of plan assets	2,026	1,543
Underfunded accumulated benefit obligation	$(363)	$(658)

The ABO for all defined benefit pension plans was  $2.4 billion and  $2.2 billion at December 31, 2009 and 2008, respectively.

Assumptions – The weighted-average actuarial assumptions used to determine benefit obligations at December 31:

	Pension		OPEB
Percentages	2009	2008	2009	2008
Discount rate	5.90%	6.25%	5.55%	6.25%
Salary increase	3.45%	3.50%	N/A	N/A
Health care cost trend rate for next year (employees under 65)	N/A	N/A	7.50%	6.60%
Health care cost trend rate for next year (employees over 65)	N/A	N/A	9.10%	9.40%
Ultimate health care cost trend rate	N/A	N/A	4.50%	4.50%
Year ultimate trend rate reached	N/A	N/A	2028	2028

Expense

Both pension and OPEB expense are determined based upon the annual service cost of benefits (the actuarial cost of benefits earned during a period) and the interest cost on those liabilities, less the expected return on plan assets. The expected long-term rate of return on plan assets is applied to a calculated value of plan assets that recognizes changes in fair value over a five-year period. This practice is intended to reduce year-to-year volatility in pension expense, but it can have the effect of delaying the recognition of differences between actual returns on assets and expected returns based on long-term rate of return assumptions. Differences in actual experience in relation to assumptions are not recognized in net income immediately, but are deferred and, if necessary, amortized as pension or OPEB expense.

The components of our net periodic pension and OPEB cost/(benefit) were as follows for the years ended December 31:

	Pension			OPEB
Millions of Dollars	2009	2008	2007	2009	2008	2007
Net Periodic Benefit Cost:
Service cost	$38	$34	$34	$2	$3	$3
Interest cost	140	137	124	18	24	20
Expected return on plan assets	(159)	(152)	(144)	-	-	-
Amortization of:
Prior service cost/(credit)	5	6	6	(44)	(35)	(33)
Actuarial loss	30	10	18	12	13	8
Net periodic benefit cost/(benefit)	$54	$35	$38	$(12)	$5	$(2)

Assumptions – The weighted-average actuarial assumptions used to determine expense were as follows for the years ended December 31:

	Pension			OPEB
Percentages	2009	2008	2007	2009	2008	2007
Discount rate	6.25%	6.50%	6.00%	6.25%	6.50%	6.00%
Expected return on plan assets	8.00%	8.00%	8.00%	N/A	N/A	N/A
Salary increase	3.50%	3.50%	3.00%	N/A	N/A	N/A
Health care cost trend rate for next year (employees under 65)	N/A	N/A	N/A	7.50%	8.00%	9.00%
Health care cost trend rate for next year (employees over 65)	N/A	N/A	N/A	9.10%	10.00%	11.00%
Ultimate healthcare cost trend rate	N/A	N/A	N/A	4.50%	5.00%	5.00%
Year ultimate trend reached	N/A	N/A	N/A	2028	2013	2013

For 2009 and 2008, the discount rate was based on a Mercer yield curve of high quality corporate bonds with cash flows matching our plans' expected benefit payments. For 2007, the discount rate was based on a hypothetical portfolio of high quality corporate bonds with cash flows matching our plans' expected benefit payments. The expected return on plan assets is based on our asset allocation mix and our historical return, taking into account current and expected market conditions. The actual return (loss) on pension plan assets, net of fees, was approximately 23% in 2009, (30)% in 2008, and 9% in 2007.

Assumed healthcare cost trend rates have a significant effect on the expense and liabilities reported for healthcare plans. The assumed healthcare cost trend rate is based on historical rates and expected market conditions. A one-percentage point change in the assumed healthcare cost trend rates would have the following effects on OPEB:

Millions of Dollars	One % pt. Increase	One % pt. Decrease
Effect on total service and interest cost components	$1	$(1)
Effect on accumulated benefit obligation	9	(8)

Cash Contributions

The following table details our cash contributions for the qualified pension plan and the benefit payments for the non-qualified and OPEB plans:

	Pension
Millions of Dollars	Qualified	Non-qualified	OPEB
2008	$208	$12	$27
2009	280	13	25

Our policy with respect to funding the qualified plans is to fund at least the minimum required by law and not more than the maximum amount deductible for tax purposes. All contributions made to the qualified pension plans in 2009 were voluntary and were made with cash generated from operations.

The OPEB plans are not funded and are not subject to any minimum regulatory funding requirements. Benefit payments for each year represent claims paid for medical and life insurance, and we anticipate our 2010 OPEB payments will be made from cash generated from operations.

Benefit Payments

The following table details expected benefit payments for the years 2010 through 2019:

Millions of Dollars	Pension	OPEB
2010	$139	$28
2011	144	28
2012	149	28
2013	155	28
2014	162	28
Years 2015 -2019	885	130

Asset Allocation Strategy

Our pension plan asset allocation at December 31, 2009 and 2008, and target allocation for 2010, are as follows:

	Target Allocation 2010	Percentage of Plan Assets December 31,
		2009	2008
Equity securities	47% to 63%	61%	68%
Debt securities	30% to 40%	31	23
Real estate	2% to 8%	4	6
Commodities	4% to 6%	4	3
Total		100%	100%

The investment strategy for pension plan assets is to maintain a broadly diversified portfolio designed to achieve our target of an average long-term rate of return of 8%. While we believe we can achieve a long-term average rate of return of 8%, we cannot be certain that the portfolio will perform to our expectations. Assets are strategically allocated among equity, debt, and other investments in order to achieve a diversification level that dampens fluctuations in investment returns. Asset allocation target ranges for equity, debt, and other portfolios are evaluated at least every three years with the assistance of an independent external consulting firm. Actual asset allocations are monitored monthly, and rebalancing actions are executed at least quarterly, if needed.

The pension plan investments are held in a Master Trust, with The Northern Trust Company. The majority of pension plan assets are invested in equity securities, because equity portfolios have historically provided higher returns than debt and other asset classes over extended time horizons, and are expected to do so in the future. Correspondingly, equity investments also entail greater risks than other investments. Equity risks are balanced by investing a significant portion of the plan's assets in high quality debt securities. The average credit rating of the debt portfolio exceeded A+ as of December 31, 2009 and 2008. The debt portfolio is also broadly diversified and invested primarily in U.S. Treasury, mortgage, and corporate securities. The weighted-average maturity of the debt portfolio was 12 and 5 years at December 31, 2009 and 2008, respectively. The weighted-average maturity increased significantly in 2009 as a new long-term bond allocation was added to the investment portfolio. This new long-term bond allocation was established primarily to mitigate funding status risk associated with potential interest rate changes.

The investment of pension plan assets in securities issued by Union Pacific is specifically prohibited for both the equity and debt portfolios, other than through index fund holdings.

Fair Value Measurements

The pension plan assets are valued at fair value. The following is a description of the valuation methodologies used for the investments measured at fair value, including the general classification of such instruments pursuant to the valuation hierarchy.

Temporary Cash Investments – These investments consist of U.S. dollars and foreign currencies held in master trust accounts at The Northern Trust Company. Foreign currencies held are reported in terms of U.S. dollars based on currency exchange rates readily available in active markets. These temporary cash investments are classified as Level 1 investments.

Registered Investment Companies – Registered Investment Companies are mutual funds, unit trusts, and other commingled funds registered with the Securities and Exchange Commission. Mutual fund and unit trust shares are traded actively on public exchanges. The share prices for mutual funds and unit trusts are published at the close of each business day. Holdings of mutual funds and unit trusts are classified as Level 1 investments. Other registered commingled funds are not traded publicly, but the underlying assets (stocks and bonds) held in these funds are traded on active markets and the prices for these assets are readily observable. Holdings in other registered commingled funds are classified as Level 2 investments.

U.S. Government Securities – U.S. Government Securities consist of bills, notes, bonds, and other fixed income securities issued directly by the U.S. Treasury or by government-sponsored enterprises. These assets are valued using a bid evaluation process with bid data provided by independent pricing sources. U.S. Government Securities are classified as Level 2 investments.

Corporate Bonds & Debentures – Corporate bonds and debentures consist of fixed income securities issued by U.S. and non-U.S. corporations. These assets are valued using a bid evaluation process with bid data provided by independent pricing sources. Corporate bonds & debentures are classified as Level 2 investments.

Corporate Stock – This investment category consists of common and preferred stock issued by U.S. and non-U.S. corporations. Common and preferred shares are traded actively on exchanges and price quotes for these shares are readily available. Holdings of corporate stock are classified as Level 1 investments.

Venture Capital and Partnerships – This investment category is comprised primarily of interests in limited partnerships that invest in privately-held companies or privately-held real estate assets. Due to the private nature of the partnership investments, pricing inputs are not readily observable. Asset valuations are developed by the general partners that manage the partnerships. These valuations are based on property appraisals, application of public market multiples to private company cash flows, utilization of market transactions that provide valuation information for comparable companies, and other methods. Holdings of limited partnership interests are classified as Level 3 investments.

This category also includes an investment in a limited liability company that invests in publicly-traded convertible securities. The limited liability company investment is a fund that invests in both long and short positions in convertible securities, stocks, and fixed income securities. The underlying securities held by the fund are traded actively on exchanges and price quotes for these investments are readily available. Interest in the limited liability company is classified as a Level 2 investment.

This category also holds a small amount of public securities distributed by the partnerships. These public securities are classified as Level 1 investments.

Real Estate – Most of the real estate investments are partnership interests and are therefore included in the Venture Capital and Partnerships category. This category pertains to the real estate investments held in less commonly used structures such as private real estate investment trusts and pooled separate accounts. Asset valuations for the assets held in these structures are valued in a manner similar to that used for partnership investments. As with the limited partnership interests, the valuations for the holdings in these structures are not based on readily observable inputs. Interests in private real estate investment funds and pooled separate accounts are classified as Level 3 investments.

Common Trust Funds – Common trust funds are comprised of shares or units in commingled funds that are not publicly traded. The underlying assets in these funds (equity securities, fixed income securities, and commodity-related securities) are publicly traded on exchanges and price quotes for the assets held by these funds are readily available. Holdings of common trust funds are classified as Level 2 investments.

Other Investments – The category includes several miscellaneous assets such as commodity hedge fund investments. Some of these investments have directly observable values and are classified as Level 1 investments, but the majority of these investments have valuations that are based on observable inputs and are classified as Level 2 investments.

As of December 31, 2009, the pension plan assets measured at fair value on a recurring basis were as follows:

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Inputs	Inputs	Inputs
Millions of Dollars	(Level 1)	(Level 2)	(Level 3)	Total
Plan net assets:
Temporary cash investments	$ 9	$ -	$ -	$9
Registered investment companies	8	176	-	184
U.S. government securities	-	131	-	131
Corporate bonds & debentures	-	284	-	284
Corporate stock	479	6	-	485
Venture capital and partnerships	-	94	206	300
Real estate	-	-	14	14
Common trust funds	-	574	-	574
Other investments	3	27	-	30
Total plan net assets at fair value	$ 499	$ 1,292	$ 220	2,011
Other assets [a]				33
Total plan net assets				$2,044

[a] Other assets include accrued receivables and pending broker settlements.

The following table presents a reconciliation of the beginning and ending balances of the fair value measurements using significant unobservable inputs (Level 3):

	Venture
	Capital and	Real
Millions of Dollars	Partnerships	Estate	Total
Beginning balance - January 1, 2009	$218	$21	$239
Realized gains/(losses)	3	0	3
Unrealized gains/(losses)	(38)	(9)	(47)
Purchases, issuances, & settlements	23	2	25
Ending balance - December 31, 2009	$206	$14	$220

Other Retirement Programs

Thrift Plan – We provide a defined contribution plan (thrift plan) to eligible non-union employees and make matching contributions to the thrift plan. We match 50 cents for each dollar contributed by employees up to the first six percent of compensation contributed. Our thrift plan contributions were  $14 million in 2009, 2008 and 2007.

Railroad Retirement System – All Railroad employees are covered by the Railroad Retirement System (the System). Contributions made to the System are expensed as incurred and amounted to approximately  $562 million in 2009,  $620 million in 2008, and  $616 million in 2007.

Collective Bargaining Agreements – Under collective bargaining agreements, we provide certain postretirement healthcare and life insurance benefits for eligible union employees. Premiums under the plans are expensed as incurred and amounted to  $48 million in 2009,  $49 million in 2008, and  $40 million in 2007.

Other Income	12 Months Ended
Dec. 31, 2009
Other Income [Abstract]
Other Income [Text Block]

7. Other Income

Other income included the following for the years ended December 31:

Millions of Dollars	2009	2008	2007
Rental income	$73	$87	$68
Net gain on non-operating asset dispositions	162	41	52
Interest income	5	21	50
Sale of receivables fees	(9)	(23)	(35)
Non-operating environmental costs and other	(36)	(34)	(19)
Total	$195	$92	$116

In June of 2009, we completed a  $118 million sale of land to the Regional Transportation District (RTD) in Colorado, resulting in a  $116 million pre-tax gain. The agreement with the RTD involves a 33-mile industrial lead track in Boulder, Colorado.

Income Taxes	12 Months Ended
Dec. 31, 2009
Income Taxes [Abstract]
Income Taxes [Text Block]

8. Income Taxes

Components of income tax expense/(benefit) were as follows for the years ended December 31:

Millions of Dollars	2009	2008	2007
Current	$366	$771	$822
Deferred	680	679	350
Unrecognized tax benefits	38	(134)	(22)
Total income tax expense	$1,084	$1,316	$1,150

For the years ended December 31, reconciliation between statutory and effective tax rates is as follows:

Tax Rate Percentages	2009	2008	2007
Federal statutory tax rate	35.0%	35.0%	35.0%
State statutory rates, net of federal benefits	3.2	3.0	2.9
Deferred tax adjustments	(0.8)	(0.7)	1.0
Tax credits	(0.8)	(0.9)	(0.6)
Other	(0.2)	(0.4)	0.1
Effective tax rate	36.4%	36.0%	38.4%

In February of 2009, California enacted legislation that changed how corporate taxpayers determine the amount of their income subject to California tax. This change reduced our 2009 deferred tax expense by  $14 million.

In 2007, the State of Illinois enacted legislation that changed how we determine the amount of our income subject to Illinois tax. This legislation increased our 2007 deferred tax expense by  $27 million. In January of 2008, Illinois enacted technical corrections legislation that made additional changes in how we determine the amount of our income subject to Illinois tax. This legislation reduced our 2008 deferred tax expense by  $16 million.

Deferred tax assets and liabilities are recorded for the expected future tax consequences of events that are reported in different periods for financial reporting and income tax purposes. The majority of our deferred tax liabilities relate to differences between the tax bases and financial reporting amounts of our land and depreciable property, due to accelerated tax depreciation, revaluation of assets in purchase accounting transactions, and differences in capitalization methods.

Deferred income tax liabilities/(assets) were comprised of the following at December 31:

Millions of Dollars	2009	2008
Net current deferred income tax asset	$(339)	$(276)
Property	10,419	9,935
State taxes, net of federal benefits	715	665
Other	(90)	(399)
Net long-term deferred income tax liabilities	11,044	10,201
Net deferred income tax liability	$10,705	$9,925

When appropriate, we record a valuation allowance against deferred tax assets to reflect that these tax assets may not be realized. In determining whether a valuation allowance is appropriate, we consider whether it is more likely than not that all or some portion of our deferred tax assets will not be realized, based on management's judgments using available evidence about future events. Our total valuation allowance at December 31, 2009 was  $8 million. There was no valuation allowance at December 31, 2008.

Tax benefits are recognized only for tax positions that are more likely than not to be sustained upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely to be realized upon settlement. Unrecognized tax benefits are tax benefits claimed in our tax returns that do not meet these recognition and measurement standards.

A reconciliation of changes in unrecognized tax benefits liabilities/(assets) from the beginning to the end of the reporting period is as follows:

Millions of Dollars	2009	2008
Unrecognized tax benefits at January 1	$26	$161
Increases for positions taken in current year	18	10
Increases for positions taken in prior years	50	1
Decreases for positions taken in prior years	(28)	(23)
Settlements with taxing authorities	(3)	(55)
Increases (decreases) for interest and penalties	3	(68)
Lapse of statutes of limitations	(5)	-
Unrecognized tax benefits at December 31	$61	$26

A portion of our unrecognized tax benefits would, if recognized, reduce our effective tax rate. The remaining unrecognized tax benefits relate to tax positions for which only the timing of the benefit is uncertain. Recognition of these tax benefits would reduce our effective tax rate only through a reduction of accrued interest and penalties. The unrecognized tax benefits that would reduce our effective tax rate are as follows:

Millions of Dollars	2009	2008
Unrecognized tax benefits that would reduce the effective tax rate	$86	$79
Unrecognized tax benefits that would not reduce the effective tax rate	(25)	(53)
Total unrecognized tax benefits	$61	$26

We recognize interest and penalties as part of income tax expense. Total accrued liabilities for interest and penalties were  $13 million and  $10 million at December 31, 2009 and 2008, respectively. Total interest and penalties recognized as part of income tax expense (benefit) were  $(11) million for 2009,  $(9) million for 2008, and  $3 million for 2007.

Internal Revenue Service (IRS) examinations have been completed and settled for all years prior to 1999, and the statute of limitations bars any additional tax assessments. Some interest calculations remain open back to 1986. The IRS has completed its examinations and issued notices of deficiency for tax years 1999 through 2006. We disagree with many of their proposed adjustments, and we are at IRS Appeals for these years. The IRS is examining the Corporation's federal income tax returns for 2007 and 2008. Several state tax authorities are examining our state income tax returns for tax years 2003 through 2006.

We filed interest refund claims in 2007 for years 1986 through 1994, and we received refunds of  $12 million in 2008. In 2008, we signed a closing agreement resolving all tax matters at IRS Appeals for tax years 1995 through 1998. In connection with the settlement, in 2008 we paid the IRS  $52 million of tax and  $67 million of interest. We filed interest refund claims in 2009 for years 1995-1998, and received refunds of  $17 million in October of 2009. The audit settlement and interest refund claims had only immaterial effects on our income tax expense for 2008 and 2009.

We expect that our unrecognized tax benefits will increase in the next 12 months as 2010 tax positions are added and we accrue interest. We do not anticipate any significant settlements during 2010; however, it is reasonably possible that some state tax disputes may be resolved, which could reduce unrecognized tax benefits by up to  $10 million. Of the  $61 million balance at December 31, 2009,  $1 million is classified as current in the Consolidated Statement of Financial Position.

Earnings Per Share	12 Months Ended
Dec. 31, 2009
Earnings Per Share Disclosure [Abstract]
Earnings Per Share [Text Block]

9. Earnings Per Share

The following table provides a reconciliation between basic and diluted earnings per share for the years ended December 31:

Millions of Dollars, Except Per Share Amounts	2009	2008	2007
Net income	$1,890	$2,335	$1,848
Weighted-average number of shares outstanding:
Basic	503.0	510.6	531.9
Dilutive effect of stock options	1.5	3.4	4.2
Dilutive effect of retention shares and units	1.3	1.0	0.7
Diluted	505.8	515.0	536.8
Earnings per share – basic	$3.76	$4.57	$3.47
Earnings per share – diluted	$3.74	$4.53	$3.44

Common stock options totaling 4.6 million, 1.0 million, and 0.8 million for 2009, 2008, and 2007, respectively, were excluded from the computation of diluted earnings per share because the exercise prices of these options exceeded the average market price of our common stock for the respective periods, and the effect of their inclusion would be anti-dilutive.

Comprehensive Income (Loss)	12 Months Ended
Dec. 31, 2009
Comprehensive Income (Loss) [Abstract]
Comprehensive Income (Loss) [Text Block]

10. Comprehensive Income/(Loss)

Comprehensive income/(loss) was as follows:

Millions of Dollars	2009	2008	2007
Net income	$1,890	$2,335	$1,848
Other comprehensive income/(loss):
Defined benefit plans	44	(604)	65
Foreign currency translation	6	(26)	2
Derivatives	-	-	1
Total other comprehensive income/(loss) [a]	50	(630)	68
Total comprehensive income	$1,940	$1,705	$1,916

[a]	Net of deferred taxes of $(101) million, $390 million, and $52 million during 2009, 2008, and 2007, respectively.

The after-tax components of accumulated other comprehensive loss were as follows:

	Dec. 31,	Dec. 31,
Millions of Dollars	2009	2008
Defined benefit plans	$(615)	$(659)
Foreign currency translation	(35)	(41)
Derivatives	(4)	(4)
Total	$(654)	$(704)

Properties	12 Months Ended
Dec. 31, 2009
Properties [Abstract]
Properties [Text Block]

11. Properties

The following tables list the major categories of property and equipment, as well as the weighted-average composite depreciation rate for each category:

Millions of Dollars, Except Percentages		Accumulated	Net Book	Depreciation
As of December 31, 2009	Cost	Depreciation	Value	Rate for 2009
Land	$4,891	$ N/A	$4,891	N/A
Road:
Rail and other track material [a]	11,584	4,414	7,170	3.6%
Ties	7,254	1,767	5,487	2.7%
Ballast	3,841	869	2,972	2.9%
Other [b]	12,988	2,237	10,751	2.4%
Total road	35,667	9,287	26,380	2.9%
Equipment:
Locomotives	6,156	2,470	3,686	5.0%
Freight cars	1,885	1,015	870	4.2%
Work equipment and other	168	32	136	3.6%
Total equipment	8,209	3,517	4,692	4.8%
Technology and other	477	204	273	12.5%
Construction in progress	966	-	966	N/A
Total	$50,210	$13,008	$37,202	N/A

Millions of Dollars, Except Percentages		Accumulated	Net Book	Depreciation
As of December 31, 2008	Cost	Depreciation	Value	Rate for 2008
Land	$4,861	$ N/A	$4,861	N/A
Road:
Rail and other track material [a]	11,034	4,144	6,890	4.1%
Ties	6,827	1,626	5,201	2.7%
Ballast	3,635	789	2,846	2.9%
Other [b]	12,520	2,044	10,476	2.3%
Total road	34,016	8,603	25,413	3.0%
Equipment:
Locomotives	5,157	2,243	2,914	4.7%
Freight cars	1,985	1,033	952	4.1%
Work equipment and other	158	29	129	3.6%
Total equipment	7,300	3,305	3,995	4.5%
Technology and other	468	187	281	12.7%
Construction in progress	938	-	938	N/A
Total	$47,583	$12,095	$35,488	N/A

[a]	Includes a weighted-average composite rate for rail in high-density traffic corridors as discussed below.
[b]	Other includes grading, bridges and tunnels, signals, buildings, and other road assets.

Property and Depreciation – Our railroad operations are highly capital intensive, and our large base of homogeneous, network-type assets turns over on a continuous basis. Each year we develop a capital program for the replacement of assets and for the acquisition or construction of assets that enable us to enhance our operations or provide new service offerings to customers. Assets purchased or constructed throughout the year are capitalized if they meet applicable minimum units of property criteria. Properties and equipment are carried at cost and are depreciated on a straight-line basis over their estimated service lives, which are measured in years, except for rail in high-density traffic corridors (i.e., all rail lines except for those subject to abandonment, yard and switching tracks, and electronic yards), which are measured in millions of gross tons per mile of track. We use the group method of depreciation in which all items with similar characteristics, use, and expected life are grouped together in asset classes, and are depreciated using composite depreciation rates. The group method of depreciation treats each asset class as a pool of resources, not as singular items. We currently have more than 60 depreciable asset classes, and we may increase or decrease the number of asset classes due to changes in technology, asset strategies, or other factors.

We determine the estimated service lives of depreciable railroad assets by means of depreciation studies. We perform depreciation studies at least every three years for equipment and every six years for track assets (i.e., rail and other track material, ties, and ballast) and other road property. Our depreciation studies take into account the following factors:

  Statistical analysis of historical patterns of use and retirements of each of our asset classes;
  Evaluation of any expected changes in current operations and the outlook for continued use of the assets;
  Evaluation of technological advances and changes to maintenance practices; and
  Expected salvage to be received upon retirement.

For rail in high-density traffic corridors, we measure estimated service lives in millions of gross tons per mile of track. It has been our experience that the lives of rail in high-density traffic corridors are closely correlated to usage (i.e., the amount of weight carried over the rail). The service lives also vary based on rail weight, rail condition, (e.g., new or secondhand), and rail type (e.g., straight or curve). Our depreciation studies for rail in high density traffic corridors consider each of these factors in determining the estimated service lives. For rail in high-density traffic corridors, we calculate depreciation rates annually by dividing the number of gross ton-miles carried over the rail (i.e., the weight of loaded and empty freight cars, locomotives and maintenance of way equipment transported over the rail) by the estimated service lives of the rail measured in millions of gross tons per mile. For all other depreciable assets, we compute depreciation based on the estimated service lives of our assets as determined from the analysis of our depreciation studies. Changes in the estimated service lives of our assets and their related depreciation rates are implemented prospectively.

Under group depreciation, the historical cost (net of salvage) of depreciable property that is retired or replaced in the ordinary course of business is charged to accumulated depreciation and no gain or loss is recognized. The historical cost of certain track assets is estimated using (i) inflation indices published by the Bureau of Labor Statistics and (ii) the estimated useful life of the assets as determined by our depreciation studies. The indices were selected because they closely correlate with the major costs of the properties comprising the applicable track asset classes. Because of the number of estimates inherent in the depreciation and retirement processes and because it is impossible to precisely estimate each of these variables until a group of property is completely retired, we continually monitor the estimated service lives of our assets and the accumulated depreciation associated with each asset class to ensure our depreciation rates are appropriate.

For retirements of depreciable railroad properties that do not occur in the normal course of business, a gain or loss may be recognized if the retirement meets each of the following three conditions: (i) is unusual, (ii) is material in amount, and (iii) varies significantly from the retirement profile identified through our depreciation studies. A gain or loss is recognized in other income when we sell land or dispose of assets that are not part of our railroad operations.

When we purchase an asset, we capitalize all costs necessary to make the asset ready for its intended use. However, many of our assets are self-constructed. A large portion of our capital expenditures is for replacement of existing road infrastructure assets (program projects), which is typically performed by our employees, and for track line expansion (capacity projects). Costs that are directly attributable or overhead costs that relate directly to capital projects are capitalized. Direct costs that are capitalized as part of self-constructed assets include material, labor, and work equipment. Indirect costs are capitalized if they clearly relate to the construction of the asset. These costs are allocated using appropriate statistical bases.

General and administrative expenditures are expensed as incurred. Normal repairs and maintenance are also expensed as incurred, while costs incurred that extend the useful life of an asset, improve the safety of our operations or improve operating efficiency are capitalized.

Assets held under capital leases are recorded at the lower of the net present value of the minimum lease payments or the fair value of the leased asset at the inception of the lease. Amortization expense is computed using the straight-line method over the shorter of the estimated useful lives of the assets or the period of the related lease.

Accounts Payable and Other Current Liabilities	12 Months Ended
Dec. 31, 2009
Accounts Payable And Other Current Liabilities [Abstract]
Accounts Payable and Other Current Liabilities [Text Block]

12. Accounts Payable and Other Current Liabilities

	Dec. 31,	Dec. 31,
Millions of Dollars	2009	2008
Accounts payable	$612	$629
Accrued wages and vacation	339	367
Accrued casualty costs	379	390
Income and other taxes	224	207
Dividends and interest	347	328
Equipment rents payable	89	93
Other	480	546
Total accounts payable and other current liabilities	$2,470	$2,560

Financial Instruments	12 Months Ended
Dec. 31, 2009
Financial Instruments [Abstract]
Financial Instruments [Text Block]

13. Financial Instruments

Strategy and Risk – We may use derivative financial instruments in limited instances for other than trading purposes to assist in managing our overall exposure to fluctuations in interest rates and fuel prices. We are not a party to leveraged derivatives and, by policy, do not use derivative financial instruments for speculative purposes. Derivative financial instruments qualifying for hedge accounting must maintain a specified level of effectiveness between the hedging instrument and the item being hedged, both at inception and throughout the hedged period. We formally document the nature and relationships between the hedging instruments and hedged items at inception, as well as our risk-management objectives, strategies for undertaking the various hedge transactions, and method of assessing hedge effectiveness. Changes in the fair market value of derivative financial instruments that do not qualify for hedge accounting are charged to earnings. We may use swaps, collars, futures, and/or forward contracts to mitigate the risk of adverse movements in interest rates and fuel prices; however, the use of these derivative financial instruments may limit future benefits from favorable interest rate and fuel price movements.

Market and Credit Risk – We address market risk related to derivative financial instruments by selecting instruments with value fluctuations that highly correlate with the underlying hedged item. We manage credit risk related to derivative financial instruments, which is minimal, by requiring high credit standards for counterparties and periodic settlements. At December 31, 2009 and 2008, we were not required to provide collateral, nor had we received collateral, relating to our hedging activities.

Determination of Fair Value – We determine the fair values of our derivative financial instrument positions based upon current fair values as quoted by recognized dealers or the present value of expected future cash flows.

Interest Rate Fair Value Hedges – We manage our overall exposure to fluctuations in interest rates by adjusting the proportion of fixed and floating rate debt instruments within our debt portfolio over a given period. We generally manage the mix of fixed and floating rate debt through the issuance of targeted amounts of each as debt matures or as we require incremental borrowings. We employ derivatives, primarily swaps, as one of the tools to obtain the targeted mix. In addition, we also obtain flexibility in managing interest costs and the interest rate mix within our debt portfolio by evaluating the issuance of and managing outstanding callable fixed-rate debt securities.

Swaps allow us to convert debt from fixed rates to variable rates and thereby hedge the risk of changes in the debt's fair value attributable to the changes in interest rates. We account for swaps as fair value hedges using the short-cut method; therefore, we do not record any ineffectiveness within our Consolidated Financial Statements.

The following is a summary of our interest rate derivatives qualifying as fair value hedges:

Millions of Dollars, Except Percentages	2009	2008
Amount of debt hedged	$250	$250
Percentage of total debt portfolio	3%	3%
Gross fair value asset position	$15	$19

We recognized the fair value as a Level 2 valuation. A Level 2 valuation is defined as observable market-based inputs or unobservable inputs that are corroborated by market data.

Interest Rate Cash Flow Hedges – We report changes in the fair value of cash flow hedges in accumulated other comprehensive income/loss until the hedged item affects earnings. At December 31, 2009 and 2008, we had reductions of  $3 million and  $4 million, respectively, recorded as an accumulated other comprehensive income/loss that is being amortized on a straight-line basis through September 30, 2014. As of December 31, 2009 and 2008, we had no interest rate cash flow hedges outstanding.

Earnings Impact – Our use of derivative financial instruments had the following impact on pre-tax income for the years ended December 31:

Millions of Dollars	2009	2008	2007
(Increase)/decrease in interest expense from interest rate hedging	$8	$1	$(8)
(Increase)/decrease in fuel expense from fuel derivatives	0	1	(1)
Increase/(decrease) in pre-tax income	$8	$2	$(9)

Fair Value of Debt Instruments – The fair value of our short- and long-term debt was estimated using quoted market prices, where available, or current borrowing rates. At December 31, 2009, the fair value of total debt was  $10.8 billion, approximately  $945 million more than the carrying value. At December 31, 2008, the fair value of total debt was  $8.7 billion, approximately  $247 million less than the carrying value. At both December 31, 2009 and 2008, approximately  $320 million of fixed-rate debt securities contained call provisions that allowed us to retire the debt instruments prior to final maturity, with the payment of fixed call premiums, or in certain cases, at par.

Sale of Receivables – The Railroad transfers most of its accounts receivable to Union Pacific Receivables, Inc. (UPRI), a bankruptcy-remote subsidiary, as part of a sale of receivables facility. UPRI sells, without recourse on a 364-day revolving basis, an undivided interest in such accounts receivable to investors. The total capacity to sell undivided interests to investors under the facility was  $600 million and  $700 million at December 31, 2009 and 2008, respectively. The value of the outstanding undivided interest held by investors under the facility was  $400 million and  $584 million at December 31, 2009 and 2008, respectively. During 2009, UPRI reduced the outstanding undivided interest held by investors due to a decrease in available receivables. The value of the undivided interest held by investors is not included in our Consolidated Financial Statements. The value of the undivided interest held by investors was supported by  $817 million and  $1,015 million of accounts receivable held by UPRI at December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008, the value of the interest retained by UPRI was  $417 million and  $431 million, respectively. This retained interest is included in accounts receivable in our Consolidated Financial Statements. The interest sold to investors is sold at carrying value, which approximates fair value, and there is no gain or loss recognized from the transaction.

The value of the outstanding undivided interest held by investors could fluctuate based upon the availability of eligible receivables and is directly affected by changing business volumes and credit risks, including default and dilution. If default or dilution ratios increase one percent, the value of the outstanding undivided interest held by investors would not change as of December 31, 2009. Should our credit rating fall below investment grade, the value of the outstanding undivided interest held by investors would be reduced, and, in certain cases, the investors would have the right to discontinue the facility.

The Railroad services the sold receivables; however, the Railroad does not recognize any servicing asset or liability, as the servicing fees adequately compensate us for these responsibilities. The Railroad collected approximately  $13.8 billion and  $17.8 billion during the years ended December 31, 2009 and 2008, respectively. UPRI used certain of these proceeds to purchase new receivables under the facility.

The costs of the sale of receivables program are included in other income and were  $9 million,  $23 million, and  $35 million for 2009, 2008, and 2007, respectively. The costs include interest, which will vary based on prevailing commercial paper rates, program fees paid to banks, commercial paper issuing costs, and fees for unused commitment availability. The decrease in the 2009 costs was primarily attributable to lower commercial paper rates and a decrease in the outstanding interest held by investors.

The investors have no recourse to the Railroad's other assets except for customary warranty and indemnity claims. Creditors of the Railroad do not have recourse to the assets of UPRI.

In August 2009, the sale of receivables facility was renewed for an additional 364-day period at comparable terms and conditions, although the capacity to sell undivided interests was reduced from  $700 million to  $600 million.

See Note 18 to the Consolidated Financial Statements for information about recent accounting pronouncements that will have an impact on the accounting treatment of our sale of receivables program.

Debt	12 Months Ended
Dec. 31, 2009
Debt [Abstract]
Debt [Text Block]

14. Debt

Total debt as of December 31, 2009 and 2008, net of interest rate swaps designated as fair value hedges, is summarized below:

Millions of Dollars	2009	2008
Notes and debentures, 3.0% to 7.9% due through 2054 [a]	$7,277	$6,934
Capitalized leases, 4.7% to 9.5% due through 2028	2,061	1,270
Equipment obligations, 6.2% to 7.8% due through 2031	219	255
Tax-exempt financings, 2.5% to 5.7% due through 2026	182	185
Commercial paper	0	100
Floating rate term loan, due through 2013	100	100
Medium-term notes, 9.2% to 10.0% due through 2020	61	61
Mortgage bonds, 4.8% due through 2030	58	58
Other	0	76
Unamortized discount	(110)	(112)
Total debt [a]	9,848	8,927
Less current portion	(212)	(320)
Total long-term debt	$9,636	$8,607

[a]	2009 and 2008 included a write-up of $15 million and $19 million, respectively, due to market value adjustments for debt with qualifying fair value hedges that are recorded on the Consolidated Statements of Financial Position.

Debt Maturities – The following table presents aggregate debt maturities as of December 31, 2009, excluding market value adjustments.

Millions of Dollars
2010	$532
2011	619
2012	824
2013	775
2014	798
Thereafter	6,300
Total debt	$9,848

As of December 31, 2009, we have reclassified as long-term debt approximately  $320 million of debt due within one year that we intend to refinance. This reclassification reflects our ability and intent to refinance any short-term borrowings and certain current maturities of long-term debt on a long-term basis. At December 31, 2008, we reclassified as long-term debt approximately  $400 million of debt due within one year that we intended to refinance at that time.

Mortgaged Properties – Equipment with a carrying value of approximately  $3.4 billion and  $2.7 billion at December 31, 2009 and 2008, respectively, serves as collateral for capital leases and other types of equipment obligations in accordance with the secured financing arrangements utilized to acquire such railroad equipment.

As a result of the merger of Missouri Pacific Railroad Company (MPRR) with and into UPRR on January 1, 1997, and pursuant to the underlying indentures for the MPRR mortgage bonds, UPRR must maintain the same value of assets after the merger in order to comply with the security requirements of the mortgage bonds. As of the merger date, the value of the MPRR assets that secured the mortgage bonds was approximately  $6.0 billion. In accordance with the terms of the indentures, this collateral value must be maintained during the entire term of the mortgage bonds irrespective of the outstanding balance of such bonds.

Credit Facilities – On December 31, 2009, we had  $1.9 billion of credit available under our revolving credit facility (the facility). The facility is designated for general corporate purposes and supports the issuance of commercial paper. We did not draw on the facility during 2009. Commitment fees and interest rates payable under the facility are similar to fees and rates available to comparably rated, investment-grade borrowers. The facility allows for borrowings at floating rates based on London Interbank Offered Rates, plus a spread, depending upon our senior unsecured debt ratings. The facility requires us to maintain a debt-to-net-worth coverage ratio as a condition to making a borrowing. At December 31, 2009, and December 31, 2008 (and at all times during these periods), we were in compliance with this covenant.

The definition of debt used for purposes of calculating the debt-to-net-worth coverage ratio includes, among other things, certain credit arrangements, capital leases, guarantees and unfunded and vested pension benefits under Title IV of ERISA. At December 31, 2009, the debt-to-net-worth coverage ratio allowed us to carry up to  $33.6 billion of debt (as defined in the facility), and we had  $10.4 billion of debt (as defined in the facility) outstanding at that date. Under our current capital plans, we expect to continue to satisfy the debt-to-net-worth coverage ratio; however, many factors beyond our reasonable control (including the Risk Factors in Item 1A of this report) could affect our ability to comply with this provision in the future. The facility does not include any other financial restrictions, credit rating triggers (other than rating-dependent pricing), or any other provision that could require us to post collateral. The facility also includes a  $75 million cross-default provision and a change-of-control provision. The facility will expire in April 2012 in accordance with its term, and we currently intend to replace the facility with a substantially similar credit agreement on or before the expiration date, which is consistent with our past practices with respect to our credit facilities.

At December 31, 2009, we had no commercial paper outstanding. Outstanding commercial paper balances are supported by our revolving credit facility but do not reduce the amount of borrowings available under the facility. During 2009, we issued  $100 million of commercial paper and repaid  $200 million.

Dividend Restrictions – Our revolving credit facility includes a debt-to-net worth covenant that, under certain circumstances, restricts the payment of cash dividends to our shareholders. The amount of retained earnings available for dividends was  $11.6 billion and  $10.4 billion at December 31, 2009 and 2008, respectively.

Shelf Registration Statement and Significant New Borrowings – Under our current shelf registration statement, we may issue, from time to time, any combination of debt securities, preferred stock, common stock, or warrants for debt securities or preferred stock in one or more offerings.

During 2009, we issued the following unsecured, fixed-rate debt securities under our current shelf registration:

Date	Description of Securities
February 20, 2009	$350 million of 5.125% Notes due February 15, 2014
February 20, 2009	$400 million of 6.125% Notes due February 15, 2020

The net proceeds from these offerings were for general corporate purposes, including the repurchase of common stock pursuant to our share repurchase program. These debt securities include change-of-control provisions.

We have no immediate plans to issue equity securities; however, we will continue to explore opportunities to replace existing debt or access capital through issuances of debt securities under our shelf registration, and, therefore, we may issue additional debt securities at any time. At December 31, 2009, we had remaining authority from our Board of Directors to issue up to  $2.25 billion of debt securities under our shelf registration.

During the second quarter of 2009, we restructured lease agreements for 813 locomotives resulting in a change in lease classification from operating to capital. As part of the restructuring arrangements, we received  $87 million in cash consideration. We recorded capital lease assets of approximately  $742 million and related capital lease obligations totaling approximately  $843 million. Included in our capital lease obligations is the  $87 million in cash consideration and  $14 million of accrued operating lease payables that were reclassified as part of our capital lease obligations. Capital lease obligations are reported in our Consolidated Statements of Financial Position as debt.

On October 15, 2009, we entered into a capital lease agreement for 44 locomotives with a total equipment cost of  $100 million. The lessor purchased the 44 locomotives from the Corporation and subsequently leased the locomotives back to the Railroad. These capital lease obligations are reported in our Consolidated Statements of Financial Position as debt at December 31, 2009.

Leases	12 Months Ended
Dec. 31, 2009
Leases [Abstract]
Leases [Text Block]

15. Leases

We lease certain locomotives, freight cars, and other property. The Consolidated Statement of Financial Position as of December 31, 2009 and 2008 included  $2,754 million, net of  $927 million of accumulated depreciation, and  $2,024 million, net of  $869 million of accumulated depreciation, respectively, for properties held under capital leases. A charge to income resulting from the depreciation for assets held under capital leases is included within depreciation expense in our Consolidated Statements of Income. Future minimum lease payments for operating and capital leases with initial or remaining non-cancelable lease terms in excess of one year as of December 31, 2009 were as follows:

Millions of Dollars	Operating Leases	Capital Leases
2010	$576	$290
2011	570	292
2012	488	247
2013	425	256
2014	352	267
Later years	2,901	1,623
Total minimum lease payments	$5,312	$2,975
Amount representing interest	N/A	(914)
Present value of minimum lease payments	N/A	$2,061

The majority of capital lease payments relate to locomotives. Rent expense for operating leases with terms exceeding one month was  $686 million in 2009,  $747 million in 2008, and  $810 million in 2007. When cash rental payments are not made on a straight-line basis, we recognize variable rental expense on a straight-line basis over the lease term. Contingent rentals and sub-rentals are not significant.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2009
Commitments And Contingencies [Abstract]
Commitments and Contingencies [Text Block]

16. Commitments and Contingencies

Asserted and Unasserted Claims – Various claims and lawsuits are pending against us and certain of our subsidiaries. We cannot fully determine the effect of all asserted and unasserted claims on our consolidated results of operations, financial condition, or liquidity; however, to the extent possible, where asserted and unasserted claims are considered probable and where such claims can be reasonably estimated, we have recorded a liability. We do not expect that any known lawsuits, claims, environmental costs, commitments, contingent liabilities, or guarantees will have a material adverse effect on our consolidated results of operations, financial condition, or liquidity after taking into account liabilities and insurance recoveries previously recorded for these matters.

Personal Injury – The cost of personal injuries to employees and others related to our activities is charged to expense based on estimates of the ultimate cost and number of incidents each year. We use third-party actuaries to assist us in measuring the expense and liability, including unasserted claims. The Federal Employers' Liability Act (FELA) governs compensation for work-related accidents. Under FELA, damages are assessed based on a finding of fault through litigation or out-of-court settlements. We offer a comprehensive variety of services and rehabilitation programs for employees who are injured at work.

Our personal injury liability is discounted to present value using applicable U.S. Treasury rates. Approximately 13% of the recorded liability related to asserted claims, and approximately 87% related to unasserted claims at December 31, 2009. Because of the uncertainty surrounding the ultimate outcome of personal injury claims, it is reasonably possible that future costs to settle these claims may range from approximately  $545 million to  $602 million. We record an accrual at the low end of the range as no amount of loss is more probable than any other. Our personal injury liability activity was as follows:

Millions of Dollars	2009	2008	2007
Beginning balance	$621	$593	$631
Accruals	79	201	165
Payments	(155)	(173)	(203)
Ending balance at December 31	$545	$621	$593
Current portion, ending balance at December 31	$158	$186	$204

Asbestos – We are a defendant in a number of lawsuits in which current and former employees and other parties allege exposure to asbestos. We engage a third party with extensive experience in estimating resolution costs for asbestos-related claims to assist us in assessing our potential liability. This liability is updated annually and excludes future defense and processing costs. The liability for resolving both asserted and unasserted claims was based on the following assumptions:

  The ratio of future claims by alleged disease would be consistent with historical averages.
  The number of claims filed against us will decline each year.
  The average settlement values for asserted and unasserted claims will be equivalent to historical averages.
  The percentage of claims dismissed in the future will be equivalent to historical averages.

Our liability for asbestos-related claims is not discounted to present value due to the uncertainty surrounding the timing of future payments. Approximately 21% of the recorded liability related to asserted claims and approximately 79% related to unasserted claims at December 31, 2009. Because of the uncertainty surrounding the ultimate outcome of asbestos-related claims, it is reasonably possible that future costs to settle these claims may range from approximately  $174 million to  $189 million. We record an accrual at the low end of the range as no amount of loss is more probable than any other. In conjunction with the liability update performed in 2009, we also reassessed estimated insurance recoveries. We have recognized an asset for estimated insurance recoveries at December 31, 2009 and 2008. Our asbestos-related liability activity was as follows:

Millions of Dollars	2009	2008	2007
Beginning balance	$213	$265	$302
Accruals/(credits)	(25)	(42)	(20)
Payments	(14)	(10)	(17)
Ending balance at December 31	$174	$213	$265
Current portion, ending balance at December 31	$13	$12	$11

We believe that our estimates of liability for asbestos-related claims and insurance recoveries are reasonable and probable. The amounts recorded for asbestos-related liabilities and related insurance recoveries were based on currently known facts. However, future events, such as the number of new claims to be filed each year, average settlement costs, and insurance coverage issues, could cause the actual costs and insurance recoveries to be higher or lower than the projected amounts. Estimates also may vary in the future if strategies, activities, and outcomes of asbestos litigation materially change; federal and state laws governing asbestos litigation increase or decrease the probability or amount of compensation of claimants; and there are material changes with respect to payments made to claimants by other defendants.

Environmental – We are subject to federal, state, and local environmental laws and regulations. We identified 307 sites at which we are or may be liable for remediation costs associated with alleged contamination or for violations of environmental requirements. This includes 32 sites that are the subject of actions taken by the U.S. government, 17 of which are currently on the Superfund National Priorities List. Certain federal legislation imposes joint and several liability for the remediation of identified sites; consequently, our ultimate environmental liability may include costs relating to activities of other parties, in addition to costs relating to our own activities at each site.

When we identify an environmental issue with respect to property owned, leased, or otherwise used in our business, we and our consultants perform environmental assessments on the property. We expense the cost of the assessments as incurred. We accrue the cost of remediation where our obligation is probable and we can reasonably estimate such costs. We do not discount our environmental liabilities when the timing of the anticipated cash payments is not fixed or readily determinable. At December 31, 2009, approximately 12% of our environmental liability was discounted at 3.4%, while approximately 13% of our environmental liability was discounted at 3.5% at December 31, 2008. Our environmental liability activity was as follows:

Millions of Dollars	2009	2008	2007
Beginning balance	$209	$209	$210
Accruals	49	46	41
Payments	(41)	(46)	(42)
Ending balance at December 31	$217	$209	$209
Current portion, ending balance at December 31	$82	$58	$63

The liability includes future costs for remediation and restoration of sites, as well as ongoing monitoring costs, but excludes any anticipated recoveries from third parties. Cost estimates are based on information available for each site, financial viability of other potentially responsible parties, and existing technology, laws, and regulations. The ultimate liability for remediation is difficult to determine because of the number of potentially responsible parties, site-specific cost sharing arrangements with other potentially responsible parties, the degree of contamination by various wastes, the scarcity and quality of volumetric data related to many of the sites, and the speculative nature of remediation costs. Estimates of liability may vary over time due to changes in federal, state, and local laws governing environmental remediation. Current obligations are not expected to have a material adverse effect on our consolidated results of operations, financial condition, or liquidity.

Guarantees – At December 31, 2009, we were contingently liable for  $416 million in guarantees. We have recorded a liability of  $3 million and  $4 million for the fair value of these obligations as of December 31, 2009 and 2008, respectively. We entered into these contingent guarantees in the normal course of business, and they include guaranteed obligations related to our headquarters building, equipment financings, and affiliated operations. The final guarantee expires in 2022. We are not aware of any existing event of default that would require us to satisfy these guarantees. We do not expect that these guarantees will have a material adverse effect on our consolidated financial condition, results of operations, or liquidity.

Indemnities – Our maximum potential exposure under indemnification arrangements, including certain tax indemnifications, can range from a specified dollar amount to an unlimited amount, depending on the nature of the transactions and the agreements. Due to uncertainty as to whether claims will be made or how they will be resolved, we cannot reasonably determine the probability of an adverse claim or reasonably estimate any adverse liability or the total maximum exposure under these indemnification arrangements. We do not have any reason to believe that we will be required to make any material payments under these indemnity provisions.

Share Repurchase Program	12 Months Ended
Dec. 31, 2009
Share Repurchase Program [Abstract]
Share Repurchase Program [Text Block]

17.       Share Repurchase Program

On January 30, 2007, our Board of Directors authorized the repurchase of up to 40 million shares of Union Pacific Corporation common stock through the end of 2009. On May 1, 2008, our Board of Directors authorized the repurchase of an additional 40 million common shares by March 31, 2011. As of December 31, 2009, we have repurchased a total of  $3 billion of Union Pacific Corporation common stock since the original repurchase plan was authorized. Management's assessments of market conditions and other pertinent facts guide the timing and volume of all repurchases. If we elect to make repurchases of our common stock under this program in 2010, we expect to fund such repurchases through cash generated from operations, the sale or lease of various operating and non-operating properties, debt issuances, and cash on hand.

	Number of Shares Purchased [a]		Average Price Paid [a]
	2009	2008	2009	2008
First quarter	-	6,512,278	$-	$61.83
Second quarter	-	6,337,197	-	75.83
Third quarter	-	5,943,111	-	74.85
Fourth quarter	-	3,383,282	-	58.72
Total	-	22,175,868	$-	$68.84
Remaining number of shares that may yet be repurchased [a]			32,577,090

[a]	All share numbers and prices have been restated to reflect the stock split completed on May 28, 2008 (see Note 4).

Accounting Pronouncements	12 Months Ended
Dec. 31, 2009
Accounting Pronouncements [Abstract]
Accounting Pronouncements [Text Block]

18. Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements. The Update provides amendments to FASB ASC 820-10 that require entities to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. In addition the Update requires entities to present separately information about purchases, sales, issuances, and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). The disclosures related to Level 1 and Level 2 fair value measurements are effective for us in 2010 and the disclosures related to Level 3 fair value measurements are effective for us in 2011. The Update requires new disclosures only, and will have no impact on our consolidated financial position, results of operations, or cash flows.

In June 2009, the FASB issued Statement No. 166, Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140 (FAS 166). FAS 166 limits the circumstances in which transferred financial assets can be derecognized and requires enhanced disclosures regarding transfers of financial assets and a transferor's continuing involvement with transferred financial assets. In addition, the concept of a qualifying special-purpose entity is no longer relevant for accounting purposes. Therefore, formerly qualifying special-purpose entities (as defined under previous accounting standards) should be evaluated for consolidation by reporting entities on and after the effective date in accordance with the applicable consolidation guidance. FAS 166 will be effective for us beginning in 2010. After adoption, transfers of undivided interests in accounts receivable to investors under our sale of receivables program will no longer qualify for sale treatment, but rather will be accounted for as secured borrowings in our Consolidated Statements of Financial Position. We are still evaluating the impact on our Consolidated Statements of Cash Flows related to the adoption of this standard. The value of the outstanding undivided interest held by investors under our sale of receivables program at December 31, 2009 was  $400 million.

In June 2009, the FASB issued Statement No. 167, Amendments to FASB Interpretation No. 46(R) (FAS 167). FAS 167 retains the scope of Interpretation 46(R), Consolidation of Variable Interest Entities, with the addition of entities previously considered qualifying special-purpose entities, as the concept of these entities was eliminated in FASB Statement No. 166, Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140. FAS 167 will be effective for us beginning in 2010. The adoption of FAS 167 will not affect our consolidated financial position, results of operations, or cash flows.

In June 2009, the FASB issued Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162 (FAS 168). The Codification became the source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. On the effective date of FAS 168, the Codification superseded all then-existing non-SEC accounting and reporting standards. All other nongrandfathered non-SEC accounting literature not included in the Codification became nonauthoritative. FAS 168 was effective for financial statements issued for interim and annual periods ending after September 15, 2009. The adoption of FAS 168 did not affect our consolidated financial position, results of operations, or cash flows.

In May 2009, the FASB issued Statement No. 165, Subsequent Events (FAS 165) (codified as FASB ASC 855-10-50). FAS 165 establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.  It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. FAS 165 was effective for interim or annual financial periods ending after June 15, 2009. The adoption of FAS 165 did not affect our consolidated financial position, results of operations, or cash flows.

In April 2009, the FASB issued FSP No. FAS 107-1 and APB 28-1, Interim Disclosures about Fair Value of Financial Instruments (codified as FASB ASC 820-10-50).  This FSP amends FASB Statement No. 107, to require disclosures about fair values of financial instruments for interim reporting periods as well as in annual financial statements.  The FSP also amends APB Opinion No. 28 to require those disclosures in summarized financial information at interim reporting periods.  This FSP was effective for interim reporting periods ending after June 15, 2009. The adoption of this FSP did not affect our consolidated financial position, results of operations, or cash flows.

In December 2008, the FASB issued FSP FAS 132(R)-1, Employers' Disclosure about Postretirement Benefit Plan Assets (codified as FASB ASC 715-20-50), which amended Statement 132(R) to require more detailed disclosures about employers' pension plan assets. New disclosures include more information on investment strategies, major categories of plan assets, concentrations of risk within plan assets and valuation techniques used to measure the fair value of plan assets. This new standard required new disclosures only, and had no impact on our consolidated financial position, results of operations or cash flows. These new disclosures are included in Note 6 to the Consolidated Financial Statements.

Selected Quarterly Data (Unaudited)	12 Months Ended
Dec. 31, 2009
Selected Quarterly Data (Unaudited) [Abstract]
Selected Quarterly Data (Unaudited) [Text Block]

19. Selected Quarterly Data (Unaudited)

Millions of Dollars, Except Per Share Amounts
2009	Mar. 31	Jun. 30	Sep. 30	Dec. 31
Operating revenues	$3,415	$3,303	$3,671	$3,754
Operating income	671	748	961	999
Net income	362	465	514	549
Net income per share
Basic	0.72	0.92	1.02	1.09
Diluted	0.72	0.92	1.01	1.08
2008	Mar. 31	Jun. 30	Sep. 30	Dec. 31
Operating revenues	$4,270	$4,568	$4,846	$4,286
Operating income	788	928	1,215	1,139
Net income	443	529	703	660
Net income per share
Basic	0.86	1.03	1.39	1.31
Diluted	0.85	1.02	1.38	1.30

Schedule Of Valuation And Qualifying Accounts	12 Months Ended
Dec. 31, 2009
Schedule Of Valuation And Qualifying Accounts [Abstract]
Schedule Of Valuation And Qualifying Accounts [Text Block]

SCHEDULE II – VALUATION AND QUALIFYING ACCOUNTS

Union Pacific Corporation and Subsidiary Companies

Millions of Dollars, for the Years Ended December 31,	2009	2008	2007
Allowance for doubtful accounts:
Balance, beginning of period	$105	$75	$99
Charges/(reduction) to expense	2	23	(7)
Net recoveries/(write-offs)	(37)	7	(17)
Balance, end of period	$70	$105	$75
Allowance for doubtful accounts are presented in the
Consolidated Statements of Financial Position as follows:
Current	$3	$10	$3
Long-term	67	95	72
Balance, end of period	$70	$105	$75
Accrued casualty costs:
Balance, beginning of period	$1,206	$1,170	$1,277
Charges to expense	199	322	328
Cash payments and other reductions	(319)	(286)	(435)
Balance, end of period	$1,086	$1,206	$1,170
Accrued casualty costs are presented in the Consolidated
Statements of Financial Position as follows:
Current	$379	$390	$371
Long-term	707	816	799
Balance, end of period	$1,086	$1,206	$1,170